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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


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         Date of Report (Date of earliest event reported): May 13, 2004

                               ATA Holdings Corp.
             (Exact name of registrant as specified in its charter)

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       Indiana                         000-21642                 35-1617970
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
   of incorporation)                                      Identification Number)


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                           7337 West Washington Street
                              Indianapolis, Indiana
                                      46231
               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (317) 247-4000

                                       N/A
          (Former name or former address, if changes since last report)

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


ITEM 5. OTHER EVENTS

Attached  hereto,  and  incorporated  herein by  reference in its  entirety,  as
Exhibit 99.1 is a copy of a press release announcing that ATA Holdings Corp. begins exchange offers for all of its outstanding notes due 2009 and 2010.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(C) Exhibits.

    99.1 Press Release dated May 13, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ATA Holdings Corp.

Date: May 13, 2004                         By: /s/ David M. Wing

                                           Name: David M. Wing
                                           Title: Executive Vice President & CFO

                                  EXHIBIT INDEX

Exhibit No.   Description of the Exhibit

99.1          Press Release dated May 13, 2004

                                                                      [ATA Logo]
NEWS RELEASE

                       Investor Relations Contact: Roxanne Butler (317) 282-2659
                                                  investor.relations@iflyata.com
                                     Media Contact: Angela Thomas (317) 282-7518
                                                     media.inquiries@iflyata.com

            ATA HOLDINGS CORP. BEGINS EXCHANGE OFFERS FOR ALL OF ITS
                      OUTSTANDING NOTES DUE 2009 AND 2010

INDIANAPOLIS, May 13, 2004--ATA Holdings Corp. (NASDAQ: ATAH) (the "Company"), the parent company of ATA Airlines, Inc., today announced that it has commenced offers to exchange (the "Exchange Offers") the Company's registered Senior Notes due 2009 (the "Registered 2009 Notes") for any and all of the Company's outstanding Senior Notes due 2009 (the "Private Exchange 2009 Notes") and the Company's registered Senior Notes due 2010 (together with the Registered 2009 Notes, the "Registered Notes") for any and all of the Company's outstanding
Senior Notes due 2010 (together with the Private Exchange 2009 Notes, the "Private Exchange Notes"), upon the terms and subject to the conditions described in the Prospectus dated May 10, 2004. The Registered Notes will be free of the transfer restrictions that apply to the Private Exchange Notes, but will otherwise have substantially the same terms as the Private Exchange Notes.

The Exchange Offers expire at 5 p.m., New York City Time, on June 11, 2004, unless extended.

This announcement is not an offer to exchange, a solicitation of an offer to exchange or a solicitation of tenders with respect to any security, nor is this a sale, an offer to sell or the solicitation of an offer to buy any security in any jurisdiction in which such sale, offer or solicitation would be unlawful.

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